SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 20, 2011
FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota		55318

(Address of principal executive offices)		(Zip Code)
Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
FSI International, Inc. (the “Company”) held its Annual Meeting of Shareholders on January 19, 2011. Proxies for the meeting were solicited pursuant to Section 14(a) of the Exchange Act. The Annual Meeting was held for the following purposes: (1) to elect two Class III directors, each, to serve for the ensuing three years until the expiration of his term in 2014, or until his successor is duly elected and qualified; (2) to approve an amendment to the Company’s 2008 Omnibus Stock Plan (the “2008 Plan”) to increase the aggregate number of shares of the Company’s common stock reserved for issuance under the plan by 500,000; (3) to approve an amendment to the Company’s Employees Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of common stock reserved for issuance under the plan by 1,000,000; (4) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2011; and (5) to transact such other business as may properly come before the meeting.
There were 38,543,672 shares of common stock entitled to vote at the meeting with a majority represented at the meeting. The Shareholders voted to elect each director nominee, amend the 2008 Plan, amend the ESPP and ratify the Company’s independent registered public accounting firm. Set forth below are the results for each matter voted upon:
Voting results were as follows:

	Number of Shares
	Voted For	Withheld	Broker Non-Votes
1. To elect two Class III directors to serve for the ensuing three years.
Terrence W. Glarner	12,874,089	1,632,564	13,562,804
David V. Smith	13,796,930	709,723	13,562,804

	Number of Shares
	Voted For	Voted Against	Abstained	Broker Non-Votes
2. To approve an amendment to the 2008 Plan to increase the aggregate number of shares of common stock reserved for issuance under the plan by 500,000.	12,277,921	2,171,011	57,721	13,562,804

	Number of Shares
	Voted For	Voted Against	Abstained	Broker Non-Votes
3. To approve an amendment to the ESPP to increase the aggregate number of shares of common stock reserved for issuance under the plan by 1,000,000.	13,560,387	900,718	45,548	13,562,804

	Number of Shares
	Voted For	Voted Against	Abstained
4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 27, 2011.	27,445,662	541,144	82,651

Item 8.01. Other Events
Also during the Shareholders Meeting, the Company recognized Willem D. Maris’ contributions to the Company. Mr. Maris, a member of the Company’s Board of Directors, had passed away unexpectedly on December 13, 2010. The Company has established a search committee consisting of the Board of Directors to identify a qualified replacement. The search will be conducted in accordance with the director nomination process and selection criteria of the Corporate Governance and Nomination Committee, as discussed in the proxy statement for the 2011 annual meeting of shareholders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.
	By	/s/ Patricia M. Hollister
Patricia M. Hollister
Date: January 20, 2011		Chief Financial Officer